Exhibit 32.1

Skinovation Pharmaceutical Incorporated

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Skinovation Pharmaceutical Incorporated certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.

the quarterly report on Form 10-Q of Skinovation Pharmaceutical Incorporated for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of  Skinovation Pharmaceutical Incorporated.

Date: November 7, 2008	/s/ Hugo Rodier Hugo Rodier Principal Executive Officer Principal Financial Officer